                                                                    EXHIBIT 23.1




                         INDEPENDENT AUDITOR'S CONSENT




We consent to the use in this Form 8-K of Craftmade International, Inc. of our report dated February 13, 1998.



/s/ CAMPBELL, BENN & TAYLOR

Sacramento, California
September 11, 1998